SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST I

One Financial Center

Boston, Massachusetts 02111

August 25, 2017

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of the Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I (formerly, Met Investors Series Trust). Effective on June 1, 2017, Wells Capital Management Incorporated (“WellsCap”), an indirect, wholly-owned subsidiary of Wells Fargo & Company, became subadviser to the Portfolio. In addition, the name of the Portfolio and the Portfolio’s principal investment strategies were changed at that time. For more information regarding the changes in the Portfolio’s investment strategies, please see the supplement dated May 19, 2017 to the Portfolio’s prospectus dated May 1, 2017, attached as Exhibit 1 to the accompanying information statement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of June 1, 2017.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust I

BRIGHTHOUSE FUNDS TRUST I

Wells Capital Management Mid Cap Value Portfolio

(formerly, Goldman Sachs Mid Cap Value Portfolio)

One Financial Center

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to the Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (the “Trust”). Effective June 1, 2017, Wells Capital Management Incorporated (“WellsCap”) replaced Goldman Sachs Asset Management, L.P. (“Goldman”) as subadviser to the Portfolio. This Information Statement is being mailed beginning on or about August 25, 2017 to the Portfolio’s Contract Owners of record as of the close of business on June 1, 2017 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

Brighthouse Investment Advisers, LLC (formerly, MetLife Advisers, LLC) (“BIA”) serves as investment adviser to the Trust pursuant to a management agreement dated August 4, 2017 between the Trust and BIA (the “Management Agreement”). Prior to August 4, 2017, BIA served as the Trust’s investment adviser pursuant to a management agreement dated December 8, 2000, as amended from time to time, which terminated automatically upon the change in control of BIA resulting from the separation of BIA from its former parent company, MetLife, Inc., on August 4, 2017. Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. Prior to March 6, 2017, the Trust’s distributor was MetLife Investors Distribution Company (“MLIDC”). For the fiscal year ended December 31, 2016, the Portfolio paid to MLIDC pursuant to the Distribution Agreement for Class B Shares fees in the amount of $430,622. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The

Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with BIA. One of the conditions of the exemptive relief is that within ninety days after entering into a new or amended investment subadvisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Introduction

Prior to June 1, 2017, Goldman served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated May 1, 2004, by and between MetLife Advisers, LLC (a predecessor to BIA) and Goldman (the “Previous Subadvisory Agreement”).

At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on May 17-18, 2017 (the “May Meeting”), the Board (including a majority of Trustees who are not “interested persons” of the Trust, BIA, WellsCap or the Distributor (as that term is defined in the 1940 Act) (the “Independent Trustees”)) approved a new investment subadvisory agreement between BIA and WellsCap with respect to the Portfolio, which took effect as of June 1, 2017 (the “New Subadvisory Agreement”). In connection with the appointment of WellsCap as subadviser to the Portfolio, the Previous Subadvisory Agreement was terminated as of June 1, 2017, and as of that date, Goldman no longer served as subadviser to the Portfolio. As discussed below, the New Subadvisory Agreement is the same in all material respects as the Previous Subadvisory Agreement, except for WellsCap as subadviser, the subadvisory fee schedule, the effective date and term, and certain administrative provisions. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

At the same time that the Board approved the New Subadvisory Agreement, the Board approved an identical replacement subadvisory agreement between BIA and WellsCap with respect to the Portfolio (the “Post-Separation Subadvisory Agreement”) to take effect upon the automatic termination of the New Subadvisory Agreement resulting from the change in control of BIA in connection with the separation of BIA from its former parent company, MetLife, Inc. (the “Separation”), which occurred on August 4, 2017. Accordingly, on August 4, 2017, the Post-Separation Subadvisory Agreement replaced the New Subadvisory Agreement as the agreement between BIA and WellsCap pursuant to which WellsCap serves as subadviser to the Portfolio. Because the terms of the Post-Separation Subadvisory Agreement are identical to those of the New Subadvisory Agreement, unless otherwise noted, all references to the New Subadvisory Agreement in this Information Statement include the Post-Separation Subadvisory Agreement.

As a result of the approval of the New Subadvisory Agreement, effective June 1, 2017, WellsCap replaced Goldman as the subadviser to the Portfolio. Supplements to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were filed to reflect the change of subadviser. Unless otherwise noted in the supplements, all references to Goldman with respect to the Portfolio in the Summary Prospectus, Prospectus, and Statement of Additional Information, as amended, relating to the Portfolio were replaced with WellsCap, as appropriate.

II. The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2005, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to Goldman or by Goldman upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between BIA and the Trust was terminated for any reason.

The Previous Subadvisory Agreement also generally provided that, absent willful misconduct, bad faith, reckless disregard or gross negligence of Goldman in the performance of any of its duties or obligations under the Previous Subadvisory Agreement, Goldman would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to Goldman, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.400% of the first $100 million of such assets, 0.375% on the next $100 million of such assets, 0.350% on the next $300 million of such assets, and 0.325% on such assets in excess over $500 million. For the fiscal year ended December 31, 2016, BIA paid Goldman $2,261,379 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was initially approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on February 18, 2004 and by the Portfolio’s initial shareholder on April 20, 2004.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio with respect to WellsCap is attached as Exhibit 2 to this Information Statement. The terms of the New Subadvisory Agreement are the same in all material respects as those of the Previous Subadvisory

Agreement, except for WellsCap as subadviser, the subadvisory fee schedules, the effective dates and terms, and certain administrative provisions (for example, provisions relating to record maintenance). The New Subadvisory Agreement provides that it will remain in effect for a period of one year, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to WellsCap or by WellsCap upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement may also terminate automatically in the event of its assignment or in the event that the Management Agreement between BIA and the Trust is assigned or terminated for any reason.

The New Subadvisory Agreement also generally provides that absent willful misconduct, bad faith, reckless disregard or gross negligence of WellsCap in the performance of any of its duties or obligations under the New Subadvisory Agreement, WellsCap will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

The New Subadvisory Agreement imposes certain obligations on WellsCap, such as the reporting of compliance issues to BIA and the maintenance of procedures regarding the use of derivatives, that were not in the Previous Subadvisory Agreement. The New Subadvisory Agreement also explicitly states that the Trust is an intended third-party beneficiary of the New Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement, BIA pays a subadvisory fee to WellsCap, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.400% of the first $100 million of such assets, 0.350% on the next $400 million of such assets, and 0.300% on such assets over $500 million.

For the fiscal year ended December 31, 2016, BIA paid Goldman $2,261,379 in aggregate subadvisory fees with respect to the Portfolio under the Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2016, the fee payable by BIA to WellsCap would have been $1,970,180. The difference between such amounts is $291,200, which represents a decrease of 12.9%.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the New Subadvisory Agreement. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of effect of any voluntary management fee waiver by BIA, are the same as they were when Goldman subadvised the Portfolio. Effective June 1, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to WellsCap and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at the May Meeting, and its effective date was as of June 1, 2017. In addition, as noted above, the Board (including the Independent Trustees) approved the Post-Separation Subadvisory Agreement at the May Meeting, and its effective date was as of the effective date of the Separation.

III. Board Considerations

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by BIA and WellsCap relating to the Portfolio, including comparative fee and expense information, composite performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by WellsCap under the New Subadvisory Agreement. The Independent Trustees assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees, and other information provided by, or at the direction of, BIA and WellsCap, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session. Prior to voting to approve the New Subadvisory Agreement at the May Meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed initial approval of the New Subadvisory Agreement. The Board received a presentation from BIA and WellsCap regarding the Portfolio during the May Meeting at which the representatives of BIA and WellsCap responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the New Subadvisory Agreement in executive session with their independent legal counsel at which no representatives of management were present.

Information furnished and reviewed specifically in connection with the approval process included, but was not limited to, a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees and performance of WellsCap. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of WellsCap that WellsCap had prepared specifically for the approval process.

In considering whether to approve the New Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by WellsCap; (2) WellsCap’s personnel and operations; (3) the financial condition of WellsCap; (4) the level and method of computing the Portfolio’s proposed subadvisory fees; (5) any “fall-out” benefits to BIA, WellsCap and their affiliates (i.e., ancillary benefits realized by BIA, WellsCap or their affiliates from BIA’s or WellsCap’s relationship with the Trust); (6) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (7) fees paid by any comparable institutional and retail accounts; and (8) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by BIA’s affiliates. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the Portfolio.

Nature, extent and quality of services. With respect to the services to be provided by WellsCap, the Board considered, among other things, information provided to the Board by WellsCap. The Board considered WellsCap’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed WellsCap’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of WellsCap’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered WellsCap’s compliance program and any disciplinary history. The Board also took into account WellsCap’s risk assessment and monitoring process. The Board noted WellsCap’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the Portfolio’s Chief Compliance Officer (“CCO”) and his staff would conduct regular, periodic compliance reviews with WellsCap and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of WellsCap and procedures reasonably designed by WellsCap to help assure compliance with the federal securities laws, including best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of WellsCap. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered WellsCap’s investment process and philosophy. The Board took into account that WellsCap’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed WellsCap’s brokerage policies and practices.

Performance. The Board took into account the investment strategy of the proposed Portfolio, and noted comparable performance information for the Wells Capital Management Mid Cap Value Portfolio strategy. The Board also considered how the Portfolio is designed to perform under a variety of market conditions. In addition, the Board took into account performance for the proposed strategy.

Fees and Expenses. The Board gave consideration to the proposed subadvisory fees payable to WellsCap under the New Subadvisory Agreement. In addition, the Independent Trustees, with the assistance of JDL, also examined the proposed fees to be paid to WellsCap under the New Subadvisory Agreement in light of fees paid to Goldman under the Previous Subadvisory Agreement and the method of computing the Portfolio’s proposed fee.

The Board noted that the subadvisory fee for the Portfolio would be paid by BIA, not the Portfolio, out of the advisory fee, and that, in the case of WellsCap, which is unaffiliated with BIA, BIA negotiates the fee at arm’s length. In addition, the Board considered that BIA had negotiated reductions to the Portfolio’s subadvisory fee schedule as a result of the change of the subadviser and that BIA agreed to waive a portion of its advisory fee in order for Contract Owners to benefit from the lower subadvisory fee effective June 1, 2017. The Board further considered the amount of the subadvisory fee to be paid out by BIA and the amount of the management fees that it would retain in light of the services performed by WellsCap and BIA, respectively.

Profitability. Each year, in connection with the Board’s review of the advisory agreement with BIA, the Board considers the costs of the services provided and the profits realized by BIA from its relationship with the Portfolio. The Board did not consider the anticipated profitability to WellsCap from its subadvisory services to the Portfolio. The Board acknowledged the arms-length nature of the relationship between BIA and WellsCap with respect to the negotiation of the subadvisory fee rate on behalf of the Portfolio, and that BIA, and not the Portfolio, was responsible for paying the fee under the New Subadvisory Agreement.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the advisory fee contains breakpoints that reduce the advisory fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure.

Other factors. The Board considered other benefits that may be realized by WellsCap and its affiliates from their relationship with the Trust, including the opportunity to provide subadvisory services to additional portfolios of the Trust and reputational benefits. The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and WellsCap’s affiliations and the services that are provided to the Trust, and the manner in which such conflicts were mitigated.

The Board considered that the Separation of BIA from its former parent company, MetLife, Inc., was expected to result in a change in control of BIA, and therefore an “assignment” of the Portfolio’s current advisory agreement and, as a result, the automatic termination of the New Subadvisory Agreement. At the May Meeting, the Board, including a majority of the Independent Trustees, approved the Post-Separation Subadvisory Agreement to take effect upon the automatic termination of the New Subadvisory Agreement, based in part on information received by the Board at both its May Meeting and at its November 15-16, 2016 meeting.

In determining whether to approve the Post-Separation Subadvisory Agreement, the Board considered the nature, quality and extent of the services to be provided by WellsCap under the New Subadvisory Agreement and under the Post-Separation Subadvisory Agreement. In approving the Post-Separation Subadvisory Agreement, the Board considered its conclusions with respect to its approval of the New Subadvisory Agreement, which was approved at the May Meeting.

In addition, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2.	The Board considered representations by BIA and its affiliates that approval of the Post-Separation Subadvisory Agreements would be necessary for the Portfolio to continue receiving subadvisory services from WellsCap following the change in control of BIA.

3.	The Board considered representations by BIA, as well as related supporting documentation, indicating that the terms of the Post-Separation Subadvisory Agreement, including the fees payable thereunder, are the same as the terms of the corresponding New Subadvisory Agreement.

4.	The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trust and BIA, with respect to the Post-Separation Subadvisory Agreement and regarding the Board’s role and responsibilities with respect to the Separation.

5.

The Board considered that BIA and WellsCap will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of WellsCap to comply with its undertakings to the Board and BIA and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolio. In addition, the Board considered that, under the Post-Separation Subadvisory Agreement, it will continue to have the authority, should the need arise in its view, to terminate the Post-Separation Subadvisory Agreement without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the May Meeting, the Board, including a majority of the Independent Trustees, voted to approve the Post-Separation Subadvisory Agreement. In this connection, the Board concluded that, in light of all factors considered, the terms of the Post-Separation Subadvisory Agreement, including fee rates, were fair and reasonable.

IV. The Subadviser

Wells Capital Management Incorporated is the subadviser to the Portfolio. WellsCap’s principal address is at 525 Market Street, San Francisco, California 94105. WellsCap managed approximately $330.7 billion in assets as of December 31, 2016 in assets across U.S. Equities, Non-U.S. Equities, U.S. Fixed income, Non-U.S. Fixed Income, Short Duration and Multi-Asset strategies.

The Portfolio is managed by WellsCap’s Special U.S. Mid Cap Value Equity strategy team. The team consists of two portfolio managers: James M. Tringas, CFA, Managing Director and Senior Portfolio Manager with the Special Global Equity team, and Bryant VanCronkhite, CFA, CPA, Managing Director and Portfolio Manager with the Special Global Equity team. The two portfolio managers are supported by 11 dedicated research analysts who are organized by sector and are responsible for building and maintaining in-depth knowledge of the competitive dynamics within their coverage area. Both portfolio managers and analysts are responsible for conducting fundamental research, submitting recommendations, and monitoring existing positions in their respective areas of responsibility. Ultimate decision-making responsibility for the Special U.S. Mid Cap Value strategy resides with the portfolio managers.

•	Mr. James M. Tringas, CFA is Managing Director and Senior Portfolio Manager with the Special Global Equity Team at WellsCap. He joined WellsCap in 1994.

•	Bryant VanCronkhite, CFA, CPA, is Managing Director and Portfolio Manager with the Special Global Equity team at WellsCap. He joined WellsCap in 2003.

Following is a list of the directors and principal executive officers of WellsCap and their principal occupations. The address of each person listed is: c/o 525 Market Street, San Francisco, California 94105.

Name	Principal Occupation at WellsCap
Kirk Hartman	President and Chief Investment Officer
F. Jon Baranko	Chief Equity Officer
David Germany, Ph.D.	Chief Fixed Income Officer
Andy Hunt, FIA, CFA	Head of LDI and Global Credit
Amru Khan	Executive Vice President, Institutional Sales, Wells Fargo Asset Management, Wells Fargo & Company
Deidre Flood, CFA	Executive Vice President, Global Head of Client and Consultant Relations
Sallie C. Squire	Chief Administrative Officer
Karen L. Norton	Chief Operations Officer
Siobhan C. Foy	Chief Compliance Officer
Joel Carlson	Chief Technology Officer
Angela Coffman	Chief Financial Officer

WellsCap acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2016
Name of Comparable Fund	Fee Schedule (as of % of average daily net assets)	Account Type	Assets under Management
Wells Fargo Special Mid Cap Value Fund	0.450% on the first $100 million 0.400% on the next $100 million 0.300% on assets over $200 million	Mutual Fund	$5,483 million

Guardian Mid Cap Relative Value VIP Fund	0.400% on the first $100 million 0.350% on the next $50 million 0.300% on assets over $150 million	Sub-Advisory	$15 million

V. Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

Under WellsCap’s management, the investment objective of the Portfolio has not changed and remains long-term capital appreciation. Following the subadviser change, the Portfolio will continue to invest at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index® at the time of investment. The Portfolio’s principal risks have not changed as a result of the subadviser change.

VI. Portfolio Transactions

Subject to the supervision of BIA and the Trustees of the Trust, WellsCap is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, WellsCap only places Portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, WellsCap will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

When more than one broker satisfies WellsCap’s criteria for placing a particular order, WellsCap may place the order with a broker that provides brokerage and research services. WellsCap may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. WellsCap must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or WellsCap’s overall responsibilities to the Portfolio and its other clients. WellsCap’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board of Trustees of the Trust may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct BIA to cause WellsCap to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2016, the Portfolio paid $1,079,109 in brokerage commissions. The Portfolio paid brokerage commissions of $142,711 to Goldman Sachs Group, Inc., an affiliate of Goldman, during the year ended December 31, 2016.

VII. Portfolio’s Ownership Information

As of the Record Date, the total numbers of Class A and Class B shares of the Portfolio outstanding were 29,906,788 and 14,448,136, respectively.

Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of New York and Metropolitan Life Insurance Company, and their respective affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”), are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

VIII. Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-638-7732. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MAY 19, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (the “Trust”) has approved a change of subadviser for the Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”) from Goldman Sachs Asset Management, L.P. (“Goldman”) to Wells Capital Management Incorporated (“WellsCap”) to be effective on or about June 1, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and WellsCap. Effective on or about June 1, 2017, the name of the Portfolio will change to Wells Capital Management Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to Goldman contained in the Prospectus will change to WellsCap. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Goldman in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about June 1, 2017:

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wells Capital Management Incorporated (“WellsCap” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index® at the time of investment. The market capitalization range of the Russell Midcap® Value Index was approximately $644 million to $38.7 billion as of December 31, 2016, and is expected to change frequently.

WellsCap looks for undervalued companies that it believes have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives WellsCap’s search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. WellsCap regularly reviews the investments of the Portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or WellsCap identifies a more attractive investment opportunity.

WellsCap may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective June 1, 2017, WellsCap became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Adviser. Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser. Wells Capital Management Incorporated is the subadviser to the Portfolio.

Portfolio Managers. James M. Tringas, CFA, Managing Director and Portfolio Manager, and Bryant VanCronkhite, CFA, CPA, Managing Director and Portfolio Manager, both with WellsCap, have managed the Portfolio since 2017.

In the section entitled “Additional Information About Management,” the following subsection is added after the subsection entitled “Additional Information About Management—The Adviser”:

Voluntary Fee Waiver

Effective June 1, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to WellsCap and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time. The SAI provides more information about this fee waiver.

In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

WELLS CAPITAL MANAGEMENT INCORPORATED, 525 Market Street, San Francisco, California 94105, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. As of December 31, 2016, WellsCap had approximately $330.7 billion in assets under management.

James M. Tringas, CFA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 1994.

Bryant VanCronkhite, CFA, CPA, is Managing Director and Portfolio Manager with the Special Global Equity team. He joined WellsCap in 2003.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

Exhibit 2

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 4th day of August, 2017, by and between Wells Capital Management, Incorporated, a California corporation (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement of even date herewith, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, or contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances such do so only for this limited purpose as the Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall facilitate the negotiation of all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”). However, the Subadviser does not have authority to execute Derivatives Related Agreements on behalf of the Trust, which responsibility the Adviser expressly retains.

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio and to provide to the Subadviser copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.	the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.	the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time to time; and

iv.	with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.	In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.	The Subadviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Sections 15(a) and15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees the Adviser at their reasonable request.

d.	Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio and purchased (or otherwise acquired) by the Subadviser.

e.	Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary,

purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to seek to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Trust and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.	Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers. The Subadviser is relieved of its duty to seek to obtain for the Portfolio the best execution available in such cases where the Subadviser is directed to use only specified broker-dealers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.	In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings);

iii.	Notify the Adviser promptly of any non-routine contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an investigation or institution of a proceeding, but not including informal inquiries and periodic or sweep examinations) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser’s asset management business; and

iv.	Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.	The Subadviser shall (i) maintain procedures regarding the use of derivatives, and (ii) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.	The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (1) interest and taxes; (2) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (3) custodian fees and expenses.

m.	The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

n.	The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Form 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio, which filings may be based on other accounts managed by the Subadviser and its affiliates.

o.	The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.	The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly in arrears as soon as practicable. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the Wells Capital Management Mid Cap Value Portfolio. The Adviser shall not disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, statement of additional information, sales literature, proxy statement, report to shareholders, or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Wells Capital Management, Incorporated” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Adviser shall within 30 days (i) cease and cause the Portfolio and the Trust to cease all use of the name and mark “Wells Capital Management” and (ii) take all necessary action to cause the Trust’s Registration Statement and any other relevant documentation to be amended to accomplish a change of name and to reflect that the Subadviser no longer serves as subadviser to the Portfolio.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration

Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.	Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as (i) required by law, rule or regulation, (ii) requested by a regulatory authority, (iii) with respect to disclosure to a party’s officers, directors, employees, professional advisors or service providers (“Representatives”) who need to know such information solely in connection with the performance of such party’s duties and obligations under this Agreement and who have been informed of the confidential nature of such information, or (iv) otherwise agreed to in writing by the parties. With respect to confidential information requested by a regulatory authority, the party receiving such request agrees to provide the other party with prompt notice of such request or requirement in order to enable the other party to seek an appropriate protective order or other remedy. All information disclosed pursuant to this paragraph shall nonetheless continue to be deemed confidential. The Subadviser retains all rights in and to any of its proprietary investment models, strategies and approaches used by or on behalf of the Portfolio and any models, strategies or approaches based upon or derived from them.

The Adviser and Subadviser hereby consent to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser. The Subadviser is authorized to refer to the Trust on the Subadviser’s representative client list used in marketing materials and the Subadviser’s client referral list, each, which may, from time to time, be distributed to third parties.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser is authorized, as agent of the Portfolio, to give instructions to the custodian with respect to the assets of the Portfolio in order to carry out its duties under the terms of this Agreement, including, with respect to the delivery of securities and other investments and payments of cash for the account of the Portfolio. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio. The Subadviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. Subject to Section 2(k), the Subadviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
One Financial Center
Boston, Massachusetts 02111
Attn: Kristi Slavin
kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC
One Financial Center
Boston, Massachusetts 02111
Attn: Kristi Slavin
kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	Wells Capital Management Incorporated
525 Market Street, 10th Floor
San Francisco, CA 94105
Attn: Client Administration MAC: A0103-103
Email: Wellscap.ClientAdministration@wellsfargo.com

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Subadviser hereunder, including a copy of Part 2 of the Subadviser’s Form ADV. The parties agree and consent to receive documents electronically, including, but not limited to, the Subadviser’s Form ADV and annual update, confirmations, announcements, other regulatory and other communications, including reports and statements.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:	/s/ Jennifer L. Kelliher
Name:	Jennifer L. Kelliher
Title:	Client Service Manager

SCHEDULE A

Percentage of average daily net assets of the Portfolio

assets allocated to the Subadviser by the Adviser

0.40% on the first $100 million

0.35% on the next $400 million

0.30% over $500 million